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                                 Exhibit 24.1

                               POWER OF ATTORNEY



KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and Valerie L. Cover and/or Frederick G. Westerman III his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the year ended December 31, 1999 of UnitedGlobalCom, Inc. (the "Company"), to be filed with the Securities and Exchange Commission (the "Commission"), and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; granting unto said attorney-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, whereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done on behalf of the Company by virtue hereof.


March 13, 2000                                 /s/ Gene W. Schneider
                                               --------------------------
                                               Gene W. Schneider

March 13, 2000                                 /s/ Albert M. Carollo
                                               --------------------------
                                               Albert M. Carollo

March 13, 2000                                 /s/ John P. Cole, Jr.
                                               --------------------------
                                               John P. Cole, Jr.

March 13, 2000                                 /s/ Valerie L. Cover
                                               --------------------------
                                               Valerie L. Cover

March 13, 2000                                 /s/ Lawrence J. DeGeorge
                                               --------------------------
                                               Lawrence J. DeGeorge

March 13, 2000                                 /s/ Michael T. Fries
                                               --------------------------
                                               Michael T. Fries

March 13, 2000                                 /s/ John C. Malone
                                               --------------------------
                                               John C. Malone

March 13, 2000                                 /s/ John F. Riordan
                                               --------------------------
                                               John F. Riordan

March 13, 2000                                 /s/ Curtis W. Rochelle
                                               --------------------------
                                               Curtis W. Rochelle

March 13, 2000                                 /s/ Mark L. Schneider
                                               --------------------------
                                               Mark L. Schneider

March 13, 2000                                 /s/ Henry P. Vigil
                                               --------------------------
                                               Henry P. Vigil

March 13, 2000                                 /s/ Tina M. Wildes
                                               --------------------------
                                               Tina M. Wildes